Impairment of non-current assets	12 Months Ended
Dec. 31, 2020
Impairment of non-current assets.
Impairment of non-current assets

33     Impairment of non-current assets

Accounting policy

Impairment of goodwill

As part of the impairment testing procedures, the goodwill arising from a business combination is allocated to a CGU or groups of CGUs that are expected to benefit from the related business combination and is tested at the lowest level that goodwill is monitored by management. Goodwill is tested annually for impairment as of September 30, regardless of whether there has been an impairment indicator or, more frequently, if circumstances indicate that the carrying amount may not be recovered.

Impairment of non-financial assets

The Company assesses at each reporting date, whether there are indicators that the carrying amount of an asset or CGU, including goodwill balance, may not be recovered. If any indicator exists, such as a change in forecasted commodity prices, a significant increase in operational costs, a significant decrease in production volumes, a reduction in life of mine, the cancelation or significant reduction in the scope of a project, market conditions or unusual events that can affect the business, the Company estimates the recoverable amount of the assets or CGUs.

The recoverable amount is estimated by reference to the higher of an asset's or CGU's fair value less cost of disposal ("FVLCD") and its value in use (“VIU”). The recoverable amount is determined for an individual asset unless the asset does not generate cash inflows that are largely independent of those from other assets or groups of assets, in which case, the asset is tested as part of a larger CGU to which it belongs.

If the carrying amount of an asset or CGU exceeds its recoverable amount, the asset or CGU is considered impaired and is reduced to its recoverable amount. Non-financial assets other than goodwill that were adjusted due to impairment are subsequently reviewed for possible reversal of the impairment at each reporting date. Generally, the opposite of indicators that gave rise to an impairment loss would be considered indicators that impairment losses might have to be reversed. If the underlying reasons for the original impairment have been removed or the service potential of the asset or CGU has increased, an assessment of impairment reversals is performed by the Company. Reversals of impairment losses that arise simply from the passage of time are not recognized.

Impairment of exploration and evaluation costs and development projects costs

Exploration assets representing mineral rights acquired in business combinations, mineral rights, and other capitalized exploration and evaluation costs in accordance with the accounting policy described in note 8, as well as development projects costs capitalized included in Property, plant and equipment are tested for impairment in aggregation with CGU or groups of CGUs that include producing assets or tested individually through FVLCD when there are indicators that capitalized costs might not be recoverable. The allocation of exploration and evaluation costs, and development projects costs to CGUs or group of CGUs is based on 1) expected synergies or share of producing assets infrastructure, 2) legal entity level, and 3) country level. When testing a CGU or a group of CGUs that include exploration and evaluation costs and development projects costs, the Company performs the impairment test in two steps. In the first step, producing assets our group of producing assets are tested for impairment on an individual basis. In the second step, exploration and evaluation costs and development projects costs are allocated to a CGU or a group of CGUs and tested for impairment on a combined basis.

Valuation methods and assumptions for recoverable amount based on FVLCD

FVLCD

FVLCD is an estimate of the price that the Company would receive to sell an asset, CGU or group of CGUs in an orderly transaction between market participants at the measurement date, less the cost of disposal. FVLCD is not an entity-specific measurement but is focused on market participants' assumptions for a particular asset. FVLCD is estimated by the Company using discounted cash flows techniques and, although the Company considers observable inputs, a substantial portion of the assumptions used in the calculations are unobservable. These cash flows are classified as level 3 in the fair value hierarchy. No CGUs are currently assessed for impairment by reference to a recoverable amount based on FVLCD classified as level 1 or level 2.

VIU

VIU is determined as the present value of the estimated future cash flows expected to arise from the continued use of the asset in its current condition and its residual value. VIU is determined by applying assumptions specific to the Company's continued use and does not consider enhancements or future developments. These assumptions are different from those used in calculating FVLCD and consequently the VIU calculation is likely to give a different result (usually lower) than a FVLCD calculation.

Forecast assumptions

The cash flow forecasts are based on management’s best estimates of expected future revenues and costs, including the future cash costs of production, capital expenditure, and closure, restoration, and environmental costs. The resulting estimates are based on detailed life of mine and long-term production plans. When calculating FVLCD, these forecasts include anticipated expansions (greenfield projects), considering their evaluation, eventual change in their scope or feasibility, and the development stage.

The cash flow forecasts may include net cash flows expected to be realized from the extraction, processing and sale of material that does not currently qualify for inclusion in ore reserves. Such non-reserve material is only included when the Company has confidence it will be converted to reserves. This expectation is usually based on preliminary drilling and sampling of areas of mineralization that are contiguous with existing ore reserves, as well as on the historical internal conversion ratio. Typically, the additional evaluation required for conversion to reserves of such material has not yet been done because this would involve incurring evaluation costs earlier than is required for the efficient planning and operation of the producing mine.

For purposes of determining FVLCD from a market participant’s perspective, the cash flows incorporate management’s internal price forecasts. The internal price forecasts are developed using a robust model that incorporates market-based supply, demand and cost data. The internal price forecasts used for ore reserve estimation testing and the Company’s strategic planning are generally consistent with those used for the impairment testing.

Cost levels incorporated in the cash flow forecasts are based on the current life of mine plan and long-term production plan for the CGU, which are based on detailed research, analysis and iterative modeling to optimize the level of return from investment, output and sequence of extraction. The mine plan takes into account all relevant characteristics of the orebody, including waste-to-ore ratios, ore grades, haul distances, chemical and metallurgical properties of the ore, process recoveries and capacities of processing equipment that can be used. The life of mine plan and long-term production plans are, therefore, the basis for forecasting production output and production costs in each future year.

The discount rates applied to the future cash flow forecasts represent the Company’s estimate of the rate that a market participant would apply to have regard to the time value of money and the risks specific to the asset for which the future cash flow estimates have not been adjusted. The Company’s weighted average cost of capital is generally used for determining the discount rates, with appropriate adjustments for the risk profile of the countries in which the individual CGUs operate. With respect to the estimated future cash flows of capitalized exploration assets and development projects, the Company applies a price to net assets value ratio discount in order to reflect the inherent risk of such projects and that are neither adjusted in the discount rate nor in the future cash flows.

The discount is based on the stage of the project and the type of metal.

The cash flow forecasts were adjusted to reflect the potential impacts of the COVID-19 outbreak on the Company and the future projections and operational decisions of management.

Critical accounting estimates and judgments - Impairment of non-current assets

Impairment is assessed at the CGU level. A CGU is the smallest identifiable asset or group of assets that generates independent cash inflows. Judgment is applied to identify the Company’s CGUs, particularly when assets belong to integrated operations, and changes in CGUs could impact impairment charges and reversals. When applying its judgment in grouping CGUs, the Company concluded that its mining operations in Vazante and Morro Agudo should be grouped with its Três Marias smelter operation, as these two mines are vertically integrated operations with the smelter. Also, the Company concluded that the Shalipayco greenfield project should be grouped with the Cerro Pasco CGU as the current plan, as determined in the scoping study of the project, is to integrate Shalipayco into the Cerro Pasco complex.

External and internal factors are quarterly monitored for impairment indicators. Judgment is required to determine, for example, whether the impact of adverse spot commodity price movements is significant and structural in nature. Also, the Company’s assessment of whether internal factors such as an increase in production costs and delays in projects result in impairment indicators require significant judgment. Among others, the long-term zinc price and the discount rate may have a significant impact in the Company's' impairment estimations.

The process of estimating the recoverable amount involves the use of assumptions, judgment and projections for future cash flows. These calculations use cash flow projections, based on approved financial and operational budgets for a five-year period. After the five-year period, the cash flows are extended until the end of the useful life of mine or indefinitely for the smelters. The smelters cash flows do not use growth rates in the cash flow projections of the terminal value. Management's assumptions and estimates of future cash flow used for the Company's impairment testing of goodwill and non-financial assets are subject to risk and uncertainties, including metal prices and macroeconomic conditions, which are particularly volatile and partially or totally outside the Company's control. Future changes in these variables may differ from management's expectations and may materially change the recoverable amounts of the CGUs.

Impairment analysis

On March 31, 2020, the Company identified impairment indicators that arose mainly as a result of the decrease in short- and mid-term commodities prices, suspension of production, discontinued projects and increased operating costs. On September 30, 2020, the Company performed its annual impairment test for the CGUs to which goodwill has been previously allocated (Cerro de Pasco, Cerro Lindo and Cajamarquilla) and given that the Company assessed that there were new impairment indicators, the Company expanded the scope of this test to include all of NEXA’s CGUs. This impairment indicators were the decrease in the market long term zinc price, which is assessed by the Company as part of the strategic planning process which is performed during the third quarter of every year as well as a result of the higher CAPEX to be invested in the Cerro de Pasco CGU.

The two impairment assessments made during the year as explained above, resulted in impairment of non-current assets charges of USD 225,633 in the Cerro Pasco CGU and of USD 267,342 in the Mining Peru - goodwill. In addition to this economic impairment, the Company registered individual assets impairment for: (i) USD 45,220 in relation to the Jarosite project (for more information please refer to note 23 (b)); (ii) USD 10,410 in relation to the Ambrosia mining assets (for more information please refer to note 23 (c)); USD 10,055 in relation to Atacocha underground assets (for more information please refer to note 1); and, USD 1,162 related to the reversal of the impairment of other specific assets. In this way, the total recognized impairment of the year was of USD 557,497 (after-tax USD 485,692). The Company, as of December 31, 2020, performed an additional impairment assessment and did not identify any impairment indicator as of this date.

As of December 2019, mainly because of the substantial decline in short-term zinc prices in the spot market, a reduction in the life of mine of Cerro Pasco operations due to a decrease in mineral reserves and resources estimates and the persistent carrying amounts of the net assets of the Company being above the market value, the Company’s management considered that these indicators could have a material impact on the CGUs recoverable amounts. After the Company impairment assessment, an economic impairment of USD 142,133 regarding Cerro Pasco CGU was identified.

Both impairment results are shown in the Table below:

Impairment losses	2020	2019	2018
CGUs or Group of CGUs
Cerro Pasco (i)	225,633	142,133	—
Cerro Lindo (i)	—	—	—
Mining Peru – goodwill (ii)	267,342	—	—
Cajamarquilla	—	—	—
Três Marias System (iii)	—	—	—
Juiz de fora	—	—	—
	492,975	142,133	—
(i)	Includes exploration assets and development projects with capitalized mining rights and development costs allocated.
(ii)	Represents the lowest level within the Company at which the goodwill generated in the acquisition of NEXA Peru is monitored.
(iii)	Currently Três Marias smelter is integrated with the operations of Vazante and Morro Agudo and, therefore, are considered as a single CGU.

(a)   Key assumptions used in impairment test

The recoverable amount for each CGU was determined based on the FVLCD method, which was higher than the VIU.

The Company identified long term metal prices, discount rate and life of mine (“LOM”) as key assumptions for the recoverable amount determination, due to the material impact such assumptions may cause on the recoverable value. These assumptions are summarized below:

	2020	2019	2018
Long-term zinc (USD/t)	2,449	2,571	2,517
Discount rate (Brazil)	7.82%	7.10%	7.13%
Discount rate (Peru)	7.22%	6.38%	6.30%
Brownfield projects - LOM (years)	from 5 to 17	from 8 to 13	from 9 to 21
Greenfield projects - LOM (years)	from 12 to 18	from 12 to 24	from 12 to 24

(b)   Impairment loss

(i)   Cerro Pasco CGU

As explained above, an impairment loss was identified at the CGU level and since it is not directly related to a single asset, the loss was allocated in a pro rata basis to the following assets:

Impairment loss	2020	2019
Property, plant and equipment	94,523	42,683
Intangible assets	131,110	99,450
	225,633	142,133

The Company performed a stress test on the key assumptions used for the calculation of the recoverable amount of the CGU Cerro Pasco. A decrease of 5% in the long-term LME zinc price to USD 2,326 per ton compared to management´s estimation as of December 31, 2020 would have had resulted in the recognition of an impairment loss of USD 275,447 (or an additional impairment of USD 49,814 in the CGU Cerro Pasco). Also, an increase of 5% in discount rate compared to management´s estimation as of December 31, 2020 would have had resulted in an impairment loss of USD 234,775 (or an additional impairment of USD 9,142 in the CGU Cerro Pasco).

(ii)   Mining Peru Group of CGU - Goodwill – Breakdown between non-current assets classes and stress test

Before the impairment of goodwill recognized during 2020, the CGU Mining Peru had a goodwill in the amount of USD 578,280. After this impairment, assigned to Intangible assets, the goodwill’s balance is of USD 310,938.

Impairment loss	2020	2019
Property, plant and equipment	—	—
Intangible assets	267,342	—
	267,342	—

Given the impairment indicators identified in March, an impairment analysis was performed during this month, recognizing an impairment loss of USD 267,342. In September, the annual impairment test was performed and based on the analysis made, no additional impairment was required. No impairment indicators were identified after the annual test made in September. This CGU has a headroom of USD 35,229 or 3.2% of its carrying amount.

(c)   Impairment results – Other CGUs

The impairment indicators identified, led to a decrease in the recoverable amount of all the Company's CGUs. However, the effects were less prominent than in  the CGU Cerro Pasco and Mining Peru and no impairment loss were identified in other CGUs.

The Company also estimated the amount by which the value assigned to each of these key assumptions must change in order for the CGUs recoverable amount to be equal to their carrying amount:

	Excess over	Decrease in long term
	carrying	zinc (USD/t)		Increase in discount rate
Cash generating unit	amount	Change	Price	Change	Rate
Cerro Lindo	346,167	(47)%	1,298	65%	11.90%
Cajamarquilla	101,689	(4)%	2,354	11%	8.00%
Três Marias system	1,137,525	(38)%	1,518	284%	30.00%
Juiz de fora	589,646	(55)%	1,102	479%	45.30%
Aripuanã	412,143	(34)%	1,616	90%	14.90%
Goodwill – Mining Peru	35,229	(5)%	2,330	5%	7.60%